Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE EMERGING MARKETS FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Stephen Parr joins Neil Gregson, Annabel Betz, Elizabeth Eaton and Matthew Hickman on the Credit Suisse Emerging Markets Team which is responsible for the day-to-day management of the fund. Jonathon Ong is no longer a member of the team.

Team Member Biography

Stephen Parr, Director, is a portfolio manager specializing in equities of telecommunications companies. Prior to joining Credit Suisse Asset Management Limited in 2001, Mr. Parr spent fourteen years working within the telecommunications industry. He has worked in the telecommunications equipment industry, having worked for CASE Communications and Nortel Networks, in management consulting to the telecommunications industry with Ernst & Young Management Consultancy Services and in the telecommunications services sector with Energis Communications. He holds a BA Hons degree in Geography from the University of Manchester, a Ph.D in Geography from the University of Keele and an MBA from Warwick Business School.

Dated: May 1, 2007	16-0507 for INTFUNDS-PRO-CMN EMK-PRO-LOAD 2007-008

Supplement to the Statement of Additional Information

CREDIT SUISSE EMERGING MARKETS FUND

The following information will supersede or supplement certain information in the fund's Statement of Additional Information.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and the total assets managed within each category as of December 31, 2006.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen Parr	0	N/A	1	$86,050,000	0	N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Fund

As reported to the Fund, as of April 1, 2007, Mr. Parr had no beneficial ownership in the Fund.

Portfolio Managers' Compensation

Credit Suisse's compensation to Mr. Parr includes both a fixed base salary component and a bonus component. The bonus component is composed of two parts. The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which Mr. Parr is responsible ("Performance-Based Bonus"). Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager's bonus. The following table sets forth the benchmark used over a one-year period in determining Mr. Parr's Performance-Based Bonus.

Portfolio Manager	Benchmark	Peer Group
Stephen Parr	MSCI Emerging Markets Telecommunications Services	N/A

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, Mr. Parr participates in Credit Suisse's profit sharing and 401(k) plans.

Dated: May 1, 2007